EXHIBIT 99.1

FOR RELEASE:    NEW HARTFORD, NY, September 4, 2019
CONTACT:    Christopher R. Byrnes (315) 738-0600 ext. 6226
chris_byrnes@partech.com, www.partech.com

PAR Technology Corporation to Acquire
3M’s Drive Thru Communications Systems Business

Acquisition broadens PAR’s restaurant technology portfolio to provide end-to-end ordering solutions for the restaurant industry and a strong foundation for a larger Brink funnel
New Hartford, NY- September 4, 2019 -- ParTech, Inc., (“ParTech”) a wholly owned subsidiary of PAR Technology Corporation (NYSE: PAR), today announced that it has agreed to acquire the assets of 3M’s Drive Thru Communications Systems business. 3M is a technology leader in drive thru communications for restaurants with a comprehensive offering of wireless headsets for order taking in the drive thru that includes the XT-1 and G5 headset systems.
3M’s wireless communications solutions have modernized communication tasks in foodservice utilizing high quality sound and speaker systems. 3M’s Drive Thru communication portfolio will strategically expand PAR’s restaurant technology solution to offer a complete end-to-end order taking system, which includes Brink POS® software, EverServ hardware platforms and industry leading services.
“As we continue the transformation of both our hardware and software businesses, we believe our acquisition of the assets of 3M’s drive thru business will immediately diversify our cyclical hardware business with a high margin and high quality product line, providing strong cashflow and a much larger share of the restaurant technology stack,” commented Savneet Singh, CEO & President, PAR Technology Corporation. “The wireless headset communication portfolio is an attractive bolt-on, that effectively leverages our current infrastructure with minimal incremental investment. This portfolio will increase our footprint and wallet share in the restaurant, that in turn will accelerate stronger lead generation for our Brink POS® cloud offering. In addition, we believe this acquisition will be financially accretive day 1, well before any synergies are instituted, and diversifies our core business from the cyclicality of our traditional POS buying cycle.”

The acquisition is expected to close on September 30th.
Cautionary Note on Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include, without limitation, delay in the closing of the acquisition, the failure to successfully integrate the acquired assets, unrealized synergies, lower than anticipated cashflow, changes in business conditions and the economy in general, changes in market demand and pricing pressures, material changes in the allocation of suppliers, loss of customers or distributors, competition and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

About PAR Technology Corporation
PAR is a leading global provider of software, systems, and service solutions to the restaurant and retail industries. Today, with 40 years of experience and point of sale systems in nearly 100,000 restaurants and more than 110 countries, PAR is redefining the point of sale through cloud software and bringing technological innovation to all corners of the enterprise. PAR’s Government Business is a leader in providing intelligence, surveillance, and reconnaissance (“ISR”) solutions and mission systems support to the Department of Defense and other Federal agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PAR. For more information, visit www.partech.com or connect with PAR on Facebook at www.facebook.com/parpointofsale or Twitter at www.twitter.com/Par_tech.

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